UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 27, 2006

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(847) 267-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01.        Changes in Registrant's Certifying Accountant.

(a) Former independent registered public accounting firm

On June 21, 2006, the Audit Committee (the “Committee”) of the Board of Directors of Dade Behring Holdings, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company. PwC was notified of its dismissal on June 23, 2006.

The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2005 and December 31, 2004 and through June 21, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.

During the years ended December 31, 2005 and December 31, 2004 and through June 21, 2006, there were no “reportable events” with respect to the Company as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements.  The Company will amend this Form 8-K and attach a copy of such letter promptly after PWC furnishes the letter to the Company.

(b) New independent registered public accounting firm

On June 21, 2006, the Committee appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2006, subject to completion of KPMG's customary client acceptance procedures.  During the years ended December 31, 2005 and December 31, 2004 and through June 21, 2006, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to the Company regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has requested that KPMG review this Form 8-K and has provided KPMG the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company.  KPMG has advised the Company that it has reviewed this Form 8-K and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

June 27, 2006	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Chief Financial Officer